WARRANT AGREEMENT
     Warrant Agreement, dated as of June 7, 1996, between
ViewCall America, Inc., a Georgia corporation ("ViewCall" or the
"Company") and Colorocs Information Technologies, Inc., a Georgia corporation (the "Holder").

                       R E C I T A L S:

     WHEREAS, the Company and the Holder have entered into that certain agreement of even date hereof (the "Guarantee Agreement"), whereby the Holder has agreed to provide to the Lender certain guarantees and obligations as set forth in the Guarantee Agreement, on the terms and conditions provided therein.

     WHEREAS, as consideration for the Holder to enter into the Guarantee Agreement, ViewCall has agreed to grant to the Holder a warrant to purchase common stock of ViewCall on the terms and conditions provided in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

     1. ISSUANCE OF WARRANT; FORM OF WARRANT. Concurrently with the execution of this Agreement, the Company will issue and deliver a currently exercisable warrant to purchase 500,000 shares of ViewCall common stock, par value $.01 per share (the "Common Stock"), at a price of $0.70 per share (the "Warrant"). The Warrant and the related form of Election to Purchase shall be substantially in the form set forth as Exhibit A hereto. The Warrant shall be executed on behalf of the Company by its President under its corporate seal and attested by the Secretary of the Company.

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

     2.1 The Company hereby represents, warrants and covenants as follows: (i) this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against it in accordance with its terms; (ii) when issued and delivered in accordance with this Agreement, the Warrant will be duly authorized, executed and delivered by the Company and enforceable against it in accordance with its terms and (iii) when issued and delivered in accordance with this Agreement and upon payment in full of the purchase price thereof in accordance with the terms of the Warrant, the shares issuable upon exercise of the Warrant will be duly authorized, validly issued, fully paid and non-assessable. The Company has reserved and will continue to reserve such number of its duly authorized and issued shares of Common Stock to provide for the exercise of the rights of purchase represented by the Warrant.

     2.2 (a) The Holder represents he is acquiring the Warrant for the purpose of investment and not with a view to the resale or distribution thereof, and that the Holder has no present intention of selling, negotiating or otherwise disposing of the Warrant or the shares of Common Stock represented thereby. The Holder acknowledges that neither the Warrant nor the shares of Common Stock represented thereby have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and that such Warrant or shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

          (b) The Holder represents that he is an "accredited investor" as defined in Rule 501(a) of the Securities Act, as promulgated by the Securities and Exchange Commission.

     3.   MISCELLANEOUS.

     3.1 Governing Law. This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the State of Georgia.

     3.2 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the enforceability of such provision in any other jurisdiction.

     3.4 Notices. All notices, requests, demands, directions, declarations and other communications provided for in this Agreement shall, except as otherwise expressly provided, be mailed by registered or certified mail, return receipt requested, or by facsimile (receipt confirmed) or delivered in hand to the applicable party at its address indicated next to its signature on the signature page hereto. Except as otherwise expressly provided herein, each notice, request, demand, direction, declaration and other communication shall be effective when deposited in the mails, postage prepaid, addressed as aforesaid and shall whenever sent by facsimile or delivered by hand, be effective when received. Any party may change its address by a communication in accordance herewith.

     3.5 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the Holder and ViewCall have executed this Agreement as of the day and year first above written.

                         VIEWCALL AMERICA, INC.

                         By:
                              Alan McKeon
                              President

                              Address:
                              5600 Oakbrook Parkway
                              Suite 240
                              Norcross, Georgia  30093

                         COLOROCS INFORMATION  TECHNOLOGIES INC.



                                   Name:  Rudolph P. Russo
                                   Address:

                                                  EXHIBIT A

THIS COMMON STOCK PURCHASE WARRANT (THE "WARRANT") AND ANY
SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT
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

      VOID AFTER 5:00 P.M., E.D.T. , ON JUNE ___, 2001.

                    VIEWCALL AMERICA, INC.

                 ____ Shares of Common Stock

                       PURCHASE WARRANT

No. _______

     ViewCall America, Inc., a Georgia corporation (the "Company"), hereby agrees that, for value received, ________________, an individual residing at _________________
(the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company up to ___________ fully paid and nonassessable shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Company, at a purchase price per Share of $0.70 (the "Purchase Price"), subject to certain adjustments contained in Section 3 herein, and prior to the Expiration Date (as defined below). This Warrant shall expire and be of no further force or effect at the earlier of the time when it has been exercised with respect to all Shares which the Holder is or may become entitled to purchase hereunder or on June ___, 2001 (the "Expiration Date"). The number and character of the Shares and the Purchase Price are subject to adjustment as herein provided.
     1. EXECUTION; REGISTRATION. This Warrant is executed on behalf of the Company by its President and attested by its Secretary under its corporate seal. The Company shall keep or cause to be kept a register of the Holder of this Warrant (the "Warrant Register"). Prior to due presentment of this Warrant for transfer in accordance with Section 7 hereof, the Company shall treat the Holder in whose name or names this Warrant is registered as the absolute owner or owners hereof for all purposes.

     2. EXERCISE. This Warrant may be exercised, in whole or in part, from time to time by the Holder by delivering this Warrant, together with an Election to Purchase in the form attached hereto properly completed and duly executed by or on behalf of the Holder, to the Company or such person as the Company may have appointed as warrant agent, at its principal office (or at the office of such agent), accompanied by payment in cash or by certified or bank check, payable to the order of the Company, in an aggregate amount equal to the Purchase Price as then adjusted multiplied by the number of Shares as to which this Warrant is then exercised. The Company shall cancel this Warrant on any such exercise and, if such exercise is partial, shall issue and deliver to the Holder a new Warrant, of like tender, with respect to the Shares as to which this Warrant has not then been exercised.

     The Company will, or will direct its transfer agent to, issue, as soon as practicable after any exercise of this Warrant, and in any event within 15 days thereafter, at the Company's expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes and compliance with Section 7 hereof), a certificate or certificates for the number of fully paid and nonassessable Shares as to which this Warrant is so exercised, plus, in lieu of any fractional shares to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the greater of (i) the then fair market value of such shares or
(ii) the Purchase Price as then adjusted.

     Any Shares as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise and the Holder or the person or persons designated by the Holder as therein provided shall thereupon be deemed to be the owner or owners of record thereof.

     Shares of Common Stock purchased pursuant to this Warrant shall bear a restrictive securities legend similar in substance to the one at the head of this Warrant.

     3.   ADJUSTMENTS

     3.1 Stock Dividends, Splits, Etc. The number of Shares purchasable on exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time in the event that the Company shall (a) pay a dividend in, or make a distribution of, shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock), (b) subdivide its outstanding shares of Common Stock into a greater number of shares or (c) combine its outstanding shares of Common Stock into a smaller number of shares. In any such case, the total number of Shares and the number of shares or other units of such other securities purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate purchase price the number of shares of Common Stock and the number of shares or other units of such other securities which the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 3.1 shall, in the case of a stock dividend or distribution, be made as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof.

     3.2 Reorganization, Recapitalization, Consolidation, Merger or Sale of Assets. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges with or into another corporation or transfers all or substantially all its assets to another entity, then and in each such event, the Holder, upon exercise of this Warrant at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled to receive the stock or other securities or property to which the Holder would have been entitled if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to such shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation.

     3.3 Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Purchase Price or the Shares, then and in each such case, the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate stating the Purchase Price or Shares resulting from such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; provided, however, that no notice to holders of this Warrant or of any part hereof shall be required before the earlier of the public announcement or notice to shareholders of the same.

     4. FURTHER ASSURANCES. The Company will not, by amendment of its articles of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the performance of any terms of this Warrant, but will at all times in good faith take all necessary action to carry out all such terms. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable Shares (or other securities or property deliverable hereunder), free of all liens, encumbrances, security interests and claims whatsoever, upon the exercise of this Warrant, and (c) will not transfer all or substantially all its assets to any other entity or consolidate or merge with or into any other entity or permit any such entity to consolidate or merge with or into the Company (if the Company is not the surviving entity), unless such other entity shall be bound by all the terms of this Warrant. This Warrant shall bind the successors and assigns of the Company.

     5.   NOTICES OF RECORD DATES, ETC.

          (a) If the Company shall fix a record date of the holders of its Common Stock (or other securities at the time deliverable upon the exercise of this Warrant)for the purpose of entitling or enabling them to receive any dividend (including a stock dividend) or other distribution, or to receive any right to subscribe for or to purchase any shares of any class of any securities, or to receive any other right, or
          (b)  in the event of any reorganization or
     recapitalization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all the assets of the Company to another entity, or

          (c) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any such event, the Company shall mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right or (ii) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or any other securities at the time deliverable upon exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed promptly after definitive information (such as, for example, approval of the Board of Directors or the signing of a letter of intent) with respect to such proposed action becomes known to the Company, but in any event at least 10 days prior to the record date therein specified; provided, however, that no notice to holders of this Warrant or any part hereof shall be required before the earlier of the public announcement or notice to shareholders of the same.

     6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond (or, in the case of any institutional holder, an indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     7.   TRANSFERS.

          7.1 The Holder shall not transfer or assign this Warrant except by will, by court order or pursuant to the laws of descent and distribution; provided, however, that any such transfer shall be subject to compliance with applicable securities laws. Any attempted or purported assignment or transfer of this Warrant without compliance with the preceding sentence shall be void. In the event of any transfer permitted by this Section 7, the Company shall register or shall cause its agent to register the transfer or assignment on its Warrant Register upon surrender of this Warrant, duly endorsed, or accompanied by a written instrument of transfer duly executed by the Holder or by the duly appointed legal representative or attorney thereof. On any such registration of transfer, the Company shall issue a new Warrant or Warrants, of like tenor, in lieu of the transferred or assigned Warrant. In no event will the Company be required to effect any registration of transfer, assignment or exchange that would result in the issuance of a fraction of a Share. Any action by the Company required under this Section 7 shall be taken at its own expense.

          7.2 No holder of this Warrant may sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Warrant, or any part hereof, unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws then in effect with respect to this Warrant and the Shares, (ii) the holder delivers to the Company a written opinion of counsel, satisfactory to counsel for the Company, to the effect that an exemption from registration under the Securities Act and any applicable state securities laws is available with respect to such disposition of this Warrant and that no such registration is required or (iii) the Company is satisfied that registration under such acts is not required.

          7.3 Issue Tax. The issuance of this Warrant and certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder of such Shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any Warrant or certificate in a name other than that of the Holder.

     8. RESERVATION OF SHARES. The Company shall reserve, for the purpose of issuance upon exercise of this Warrant, such number of its duly authorized and unissued shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Warrant. If at any time the authorized and unissued shares of Common Stock or such other class or classes of capital stock or other securities are not sufficient for the exercise of this Warrant, the Company shall immediately take such corporate action as may be necessary to increase its authorized and unissued shares of Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

     9.   PIGGYBACK REGISTRATION RIGHTS.

               9.1  Certain Definitions.  As used in this Section
9, the following terms shall have the following respective meanings.
               (a)  "Commission" shall mean the United States
Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (b) "Form S-4" and "Form S-8" shall mean Form S-4 or Form S-8, respectively, promulgated by the Commission or any substantially similar form then in effect.

               (c)  The terms "Register," "Registered" and
"Registration" refer to a registration effected by preparing and filing a registration statement ("Registration Statement") in compliance with Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

               (d)  "Registrable Securities" shall mean the
shares of Common Stock issuable upon exercise of this Warrant or any other warrant originally issued by the Company as of the date of this Warrant.

               (e)  "Registration Expenses" shall mean all
expenses incurred by the Company in complying with this Section 9, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of one counsel for the Selling Shareholders, as defined below.

               (f) "Restriction Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144 and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions shall have been rendered to the effect that all legends on such Registrable Securities can be properly removed and such legends shall have been removed.

               (g) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

               (h)  "Selling Expenses" shall mean all
underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Warrant.

               (i) "Selling Shareholders" shall mean holders of Registrable Securities that have requested Registration pursuant to other agreements.

     9.2  Registration.

                    (a)  Each time that the Company proposes for
any reason to Register any of its securities, other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms, the Company shall promptly give written notice of such proposed Registration to the Holder, which shall offer the Holder the right to request inclusion of any Registrable Securities in the proposed Registration.

               (b)  The Holder shall have 10 days from the
receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such Holder intends to sell and the Holder's intended plan of disposition.

               (c)  Upon receipt of a written request pursuant to
Section 9.2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

               (d) Notwithstanding the forgoing, if the managing underwriter determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the Registration Statement, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares of Common Stock to be included in such Registration Statement shall be reduced, and shares of Common Stock shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, by excluding equal numbers of (i) the Registrable Securities and (ii) the Other Shares proposed to be registered, pro rata, based on the number of shares of Common Stock the respective holders proposed to include. The shares of Common Stock that are so excluded from the Registration Statement shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

          9.3 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this
Section 9 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

               (a) furnish to the Holder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

               (b) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

               (c) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act notify the Holder of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such Holder, prepare, file and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing; and

          9.4 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 9; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to this Section 9 shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Securities sold by such seller or sellers.

          9.5 Information Furnished by Holder. It shall be a condition precedent to the Company's obligations under this Warrant as to the Holder that the Holder furnish to the Company in writing such information regarding such Holder and the distribution proposed by such Holder as the Company or any managing underwriter may reasonably request.

          9.6 Indemnification of Company Upon Registration. The undersigned shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and other Selling Shareholders, each of their respective officers, directors and constituent partners and each person controlling such other Selling Shareholders, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the undersigned of any rule or regulation promulgated under the Securities Act applicable to the undersigned and relating to actions or inaction required of the undersigned in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such Selling Shareholders, and such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. Such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the undersigned.

     10. SURVIVAL. All agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any party hereto and the exercise, sale and purchase of this Warrant and the Common Stock (and any other securities or property) issuable upon exercise hereof.

     11. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the Holder hereof, in such capacity, to any voting rights or other rights as a shareholder of the Company.

     12. NOTICES. All demands, notices, consents and other communications to be given hereunder shall be in writing and shall be deemed duly given when delivered personally or five days after being mailed by registered or certified mail, postage prepaid, addressed as follows:

     If to the Company:  ViewCall America, Inc.
                        Suite 240
                        5600 Oak Brook Parkway
                        Norcross, Georgia  30093

     If to the Holder:



The Company or the Holder may change their respective addresses at any time or times by notice hereunder actually received by the other.

     13. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate and such terms may be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any terms hereof or otherwise.

     14. GENERAL. This Warrant and any term hereof may be amended, modified, waived or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, modification, waiver or termination is sought. This Warrant shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Georgia. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.

  Dated:                 , 1996.
                              VIEWCALL AMERICA, INC.

                              By:
                                        Alan McKeon,
                                        President

                              Attest:
                                        Michael Casey,
                                        Secretary


     (CORPORATE SEAL)

                     ELECTION TO PURCHASE


To ViewCall America, Inc.:

     The undersigned, Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of Common Stock of ViewCall America, Inc. (or other securities or property) to which such Holder is entitled thereunder, and herewith makes payment of $____________ therefor in cash or by certified or bank check. The undersigned hereby requests that the certificate(s) for such shares be issued in the name(s) and delivered to the address(es) as follows:







     If the foregoing Election to Purchase evidences an exercise of the attached Warrant to purchase fewer than all the Shares (or such other securities or property) to which the undersigned is entitled under such Warrant, please issue a new warrant, of like tenor, for the remaining Shares (or other securities or property) in the name(s), and deliver the same to the address(es), as follows:





  Dated:                 , 19__.



                                        (Name of Holder)



                                        (Signature of Holder or
                                         Authorized Signatory)